UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2023

Commission File Number: 000-20333

NOCOPI TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

maryland	87-0406496
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

480 Shoemaker Road, Suite 104, King of Prussia, PA 19406

(Address of principal executive offices)(Zip Code)

(610) 834-9600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On July 13, 2023, Nocopi Technologies, Inc. (the “Company”) received written notification from Santander Bank, N.A. confirming that the Company’s request to terminate that certain Business Loan Agreement with Santander Bank, N.A. relating to the Company’s business line of credit was granted on June 30, 2023.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Company’s 2023 Annual Meeting of Stockholders (the “Annual Meeting”) was held on Wednesday, July 12, 2023. As of the close of business on May 15, 2023, the Company had outstanding 9,251,178 shares of common stock, of which 8,202,715 shares were represented at the meeting by proxy and in person; accordingly, a quorum was constituted. The matters voted upon and the final results of the voting were as follows:

Proposal 1:  Election of Directors

The following persons were elected to the Board of Directors to serve until the 2026 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified:

Name	Votes For	Votes Against	Votes Withheld	Broker Non-votes
Matthew C. Winger	6,563,627	3,499	10	1,635,579
Joseph K. Raymond	6,549,722	14,531	2,883	1,635,579

Proposal 2:  Ratify Morison Cogen LLP as the Company’s Independent Registered Public Accounting Firm

The following votes were cast with respect to Proposal 2.  The proposal was approved.

For	Against	Abstain	Broker Non-votes
7,515,199	684,946	2,570	—

Proposal 3:  Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The following votes were cast with respect to Proposal 3.  The proposal was approved.

For	Against	Abstain	Broker Non-votes
6,562,926	3,628	582	1,635,579

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOCOPI TECHNOLOGIES, INC.

Dated: July 17, 2023	By:	/s/ Michael A. Feinstein
Michael A. Feinstein
Chief Executive Officer